UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2008

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

171 North Altadena Drive, Suite 101, Pasadena, California		91107
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2008, VIASPACE Inc. (the "Company") and E2 Corp. ("E2") entered into a one year Service and Support Agreement ( the "E2 Agreement") whereby E2 will provide administrative support, engineering, research and development and project management services as requested by the Company on a monthly basis. The Company will be outsourcing a portion of its personnel to E2 effective March 1, 2008. In consideration of performance of such services, the Company shall pay E2 an amount including direct costs, allocable overhead and a fee equal to the sum of the direct costs and allocable overhead times fifteen percent (15%). Within ten days of the agreement date, the Company agreed to pay E2 an amount equal to an initial cost estimate set forth in Schedule B of the E2 Agreement as a Retainer. The Company agreed to pay E2 the Retainer and all Monthly Invoices in cash or shares of the Company' common stock, or in some combination, at the Company's option. The Company paid the Retainer in shares of the Company’s common stock registered under an existing registration statement on Form S-3 (File No. 333-141979). The shares were included in a prospectus supplement filed with the SEC on February 29, 2008.

The preceding description of the E2 Agreement does not purport to be complete and is qualified entirely by reference to the E2 Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

On February 28, 2008, the Company and Arroyo Support Group, Inc. ("ASG") entered into a one year Service and Support Agreement ( the "ASG Agreement") whereby ASG will provide administrative support, engineering, research and development and project management services as requested by the Company on a monthly basis. The Company will be outsourcing a portion of its personnel to ASG effective March 1, 2008. In consideration of performance of such services, the Company shall pay ASG an amount including direct costs, allocable overhead and a fee equal to the sum of the direct costs and allocable overhead times ten percent (10%). Within ten days of the agreement date, the Company agreed to pay ASG an amount equal to an initial cost estimate set forth in Schedule B of the ASG Agreement as a Retainer. The Company agreed to pay ASG the Retainer and all Monthly Invoices in cash or shares of the Company' common stock, or in some combination, at the Company's option. The Company paid the Retainer in unregistered shares of the Company’s common stock on February 29, 2008.

The preceding description of the ASG Agreement does not purport to be complete and is qualified entirely by reference to the ASG Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On February 29, 2008, the Company issued to ASG, pursuant to the ASG Agreement, 9,562,500 shares of the Company’s common stock. The shares issued to ASG were not registered under the Securities Act of 1933, as amended (the "Act"). The shares were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Act and Section 506 of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

10.1 Service and Support Agreement dated February 28, 2008 between VIASPACE Inc. and E2 Corp.
10.2 Service and Support Agreement dated February 28, 2008 between VIASPACE Inc. and Arroyo Support Group, Inc.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

March 5, 2008	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Service and Support Agreement dated February 28, 2008 between VIASPACE Inc. and E2 Corp.
10.2	Service and Support Agreement dated February 28, 2008 between VIASPACE Inc. and Arroyo Support Group, Inc.